                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        April 21, 2006 (April 21, 2006)

                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)

             Delaware                    33-59650             13-3662953
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 (State or Other Jurisdiction of       (Commission         (I.R.S. Employer
          Incorporation)               File Number)       Identification No.)

             237 Park Avenue
           New York, New York                                    10017
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

         On April 21, 2006, Revlon, Inc. ("Revlon"), the parent of Revlon
Consumer Products Corporation ("RCPC"), issued a press release (the "Press
Release") announcing that RCPC had completed the redemption of $109.7 million aggregate principal amount of its 8 5/8% Senior Subordinated Notes due 2008 (the
"Notes"), in satisfaction of the applicable requirements under RCPC's bank credit agreement. The aggregate redemption price for the Notes was $111.8 million, consisting of $109.7 million aggregate principal amount of the Notes, plus an additional $2.1 million of accrued and unpaid interest on the Notes up to, but not including, the redemption date. Following the redemption, there remained outstanding $217.4 million in aggregate principal amount of the Notes.

         A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Exhibit No.        Description
     -----------        -----------

     99.1               Press Release dated April 21, 2006 (incorporated by
                        reference to Exhibit 99.1 to the Current Report on Form
                        8-K of Revlon, Inc. filed with the Securities and
                        Exchange Commission on April 21, 2006).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REVLON CONSUMER
                                               PRODUCTS CORPORATION

                                               By: /s/ Robert K. Kretzman
                                                   ---------------------------
                                               Name:  Robert K. Kretzman
                                               Title: Executive Vice President
                                                      and General Counsel

Date: April 21, 2006

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                                  EXHIBIT INDEX

     Exhibit No.        Description
     -----------        -----------

     99.1               Press Release dated April 21, 2006 (incorporated by
                        reference to Exhibit 99.1 to the Current Report on Form
                        8-K of Revlon, Inc. filed with the Securities and
                        Exchange Commission on April 21, 2006).

                                       4